Exhibit 99.1

February 28, 2019 Q4 2018 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Chris French President and CEO

5 Full Year 2018 Highlights ▪ Revenue ▪ $630.9 million in 2018 compared with $612.0 million in 2017. * 2018 includes a $9.8 million negative impact related to Topic 606. ▪ Operating Income ▪ $93.2 million in 2018 compared with $46.5 million in 2017. ▪ Net Income ▪ $46.6 million in 2018 compared with $66.4 million in 2017. * 2017 includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17. ▪ Adjusted OIBDA ▪ $285.7 million, representing a 45.3% Adjusted OIBDA margin, in 2018 compared with $280.9 million and 45.9% in 2017.

6 Fourth Quarter 2018 Highlights ▪ Revenue ▪ $161.5 million in Q4'18 compared with $151.6 million in Q4'17. * Q4'18 includes a $2.0 million negative impact related to Topic 606. ▪ Operating Income ▪ $27.0 million in Q4'18 compared with $18.1 million in Q4'17. ▪ Net Income ▪ $14.9 million in Q4'18 compared with $60.6 million in Q4'17. * 4Q'17 includes the one - time non - cash tax benefit of $53.4 million. ▪ Adjusted OIBDA ▪ $73.2 million, representing a 45.3% Adjusted OIBDA margin, in Q4'18 compared with $71.0 million and 46.8% in Q4'17.

7 Annual Dividend Paid Every Year Since 1960 Total dividends paid per share are adjusted for stock splits. l 59th consecutive year of paying a dividend.

8 Wireless Highlights ▪ Continued Growth ▪ 795,176 Postpaid customers Q4'18, up 8.0% over Q4'17 ▪ 258,704 Prepaid customers Q4'18, up 14.6% over Q4'17 ▪ Operating revenue $119.0 million, up 6.7% over Q4'17 ▪ Adjusted OIBDA $63.2 million, up 11.7% over Q4'17 QTD Wireless Adjusted OIBDA (in millions) Wireless PCS Customers

9 Cable Highlights ▪ Continued Growth ▪ Operating revenue $32.9 million, up 7.9% over Q4'17 ▪ Adjusted OIBDA $12.6 million, up 11.8% over Q4'17 QTD Cable Adjusted OIBDA (in millions) Cable RGUs

10 Wireline Highlights ▪ Revenue and Adjusted OIBDA declines driven primarily by affiliate backhaul circuit repricing. ▪ Continued stability in Wireline subscriber base. ▪ Growth in commercial fiber partially offsetting legacy revenue declines. QTD Wireline Adjusted OIBDA (in millions) Wireline Statistics

11 Jim Woodward SVP of Finance and CFO

12 Consolidated Results ($ in thousands, except per share amounts) Consolidated Quarterly Results Three Months Ended: 12/31/18 12/31/17 Change ($) Change (%) Operating revenue $ 161,484 $ 151,617 $ 9,867 6.5 % Operating expenses $ 134,490 $ 133,507 $ 983 0.7 % Operating income (loss) $ 26,994 $ 18,110 $ 8,884 49.1 % Net income (loss) (1) $ 14,852 $ 60,595 $ (45,743) (75.5)% Net income (loss) per share (1) Basic $ 0.31 $ 1.23 $ (0.92) (74.8)% Diluted $ 0.30 $ 1.21 $ (0.91) (75.2)% (1) - 2017 net income (loss) includes a one - time non - cash tax benefit of $53.4 million, or $1.08 basic net income per share ($1.06 diluted net income per share), as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17 to reflect the reduction in the U.S. corporate income tax rate from 35% to 21%.

13 Adjusted OIBDA by Segment - Quarterly Results Adjusted OIBDA by Segment Three Months Ended December 31, 2018 (in thousands) Wireless Cable Wireline Other Consolidated Operating income $ 25,977 $ 6,311 $ 3,178 $ (8,472) $ 26,994 Impact of ASC topic 606 (4,026) (17) (58) — (4,101) Depreciation and amortization 31,668 6,339 3,604 162 41,773 Share - based compensation expense — — — 381 381 Benefit received from the waived management fee 9,599 — — — 9,599 Amortization of intangibles netted in rent expense (30) — — — (30) Actuarial (gains) losses on pension plans — — — (1,441) (1,441) Adjusted OIBDA 63,188 12,633 6,724 (9,370) 73,175 Waived management fee (9,599) — — — (9,599) Continuing OIBDA $ 53,589 $ 12,633 $ 6,724 $ (9,370) $ 63,576 Adjusted OIBDA Margin 53.1% 38.4% 36.0 % N/A 45.3 % Q4'17 Adjusted OIBDA 56,562 11,302 8,802 N/A 70,989 Q4'17 Continuing OIBDA 47,574 11,302 8,802 N/A 62,001 % increase (decrease) in Adjusted OIBDA 11.7% 11.8% (23.6)% N/A 3.1% % increase (decrease) in Continuing OIBDA 12.6% 11.8% (23.6)% N/A 2.5%

14 Wireless Segment – Change in Adjusted OIBDA Q4'18 vs. Q4'17 (millions) ▪ Adjusted OIBDA growth of 11.7% to $63.2 million for the quarter ended December 31, 2018. 50.7% Adj OIBDA Margin 53.1% Adj OIBDA Margin Revenue Impact $9.4 Expense Impact $(2.8)

15 Cable Segment – Change in Adjusted OIBDA Q4'18 vs. Q4'17 (millions) 37.1% Adj OIBDA Margin 38.4% Adj OIBDA Margin ▪ Adjusted OIBDA growth of 11.8% to $12.6 million for the quarter ended December 31, 2018.

16 Wireline Segment – Change in Adjusted OIBDA Q4'18 vs. Q4'17 (millions) 42.6% Adj OIBDA Margin 36.0% Adj OIBDA Margin

17 Kentucky Expansion ▪ Acquired the assets of Big Sandy Broadband, Inc. ("Big Sandy") on February 28, 2019. ▪ Adds approximately 4,700 RGUs for Cable segment. * Increases existing RGU base by approximately 3.5%. * Adds more than 2,200, or 3.2%, broadband RGUs. ▪ Purchase was funded with cash on hand. ▪ The acquisition is expected to be immediately accretive.

18 Capitalization - Q4'18 vs. Q4'17 (millions) 2.93x Leverage Ratio 2.61x Leverage Ratio 4.23% Eff. Int. Rate 3.97% Eff. Int Rate 2.93x Leverage Ratio 2.54x Leverage Ratio ▪ Reduced leverage ratio and effective interest rate.

19 Dave Heimbach EVP and COO

20 2018 Highlights ▪ Strong Subscriber Growth ▪ Added 58,579 net postpaid PCS subscribers. ▪ Added 32,882 net prepaid PCS subscribers. ▪ Added 4,261 net broadband subscribers in Cable, an increase of 6.7%, while growing broadband ARPU 9.2% year over year. ▪ Commercial fiber revenue growth of 7.3% year over year. ▪ 212 new fiber route miles constructed bringing the total to 5,641 with 83% of total fiber capacity available. ▪ Increased the number of towers constructed from 192 to 208. ▪ Constructed 89 new Fiber to the Tower (FTTT) sites bringing the total to 423 driving lower backhaul related operating expenses.

21 Wireless Subscriber Changes - Q4'18 Year Over Year (in thousands) 15.7 38.3 19.2 15.2 15.7 38.3 20.3 17.2 54.0 37.5

22 Wireless - Postpaid Metrics QTD ARPU* QTD Gross Additions / Net Change QTD Churn ▪ Record gross and net additions in the fourth quarter with net adds up 11.5% year over year. ▪ Churn improved 5 basis points over Q4'17 and 22 basis points year over year. ▪ The new Sprint rate card combined with changes in promotional discounting moderated the pace of ARPU erosion.* * Refer to the Appendix slide 32 for a trend of Postpaid ARPU for the last five quarters.

23 Wireless - Prepaid Metrics QTD ARPU* QTD Gross Additions / Net Change QTD Churn ▪ Net additions grew 167.3% over Q4'17 on the strength of the Boost brand. ▪ Churn improved 50 basis points over Q4'17 driven by improvements in the network and greater distribution. ▪ Prepaid ARPU remains stable, down 0.3% from Q4'17. * Refer to the Appendix for a reconciliation of Wireless segment operating revenues to Prepaid ARPU. 1,213

24 Cable - RGUs and Average Revenue ■ Video ■ Broadband ■ Voice ▪ 6.2% growth in average monthly revenue per RGU primarily due to broadband. ▪ Broadband penetration increased from 34.6% to 36.8%. ▪ Launched Gigabit service to 105,010 homes passed in our Virginia markets and introduced a new rate card with an unlimited data plan option. Average Monthly Revenue per RGU * Average Monthly Revenue per Customer * * Refer to the Appendix for a reconciliation of Cable segment operating revenue to average revenue per RGUs and per customer rel ationship. Revenue Generating Units (RGU)

25 DOCSIS 3.1 Deployment ▪ 63% of homes passed are now capable of supporting 1Gbps ▪ 96% of homes passed are now capable of supporting at least 100Mbps

26 Fiber and Tower Highlights Fiber ▪ Cable and Wireline non - affiliate commercial fiber lease revenue is up 7.3% from 2017. ▪ Annual FTTT revenue of $2.9 million, an increase of 11% year over year. Tower ▪ 208 towers generated $11.6 million of rent revenue in 2018, up 1.8% from 2017 . ▪ $6.6 million driven by external customers. Mobile Tower Revenue (in millions) Mobile Tower OIBDA (in millions) Fiber Lease Revenue (in millions) 2017 2018 Operating income $ 5.6 $ 4.7 Deprec. and Amort. 1.9 2.6 Adjusted OIBDA $ 7.5 $ 7.3

27 Capital Expenditures - Investing in the Future Capex Spending ($ millions) ▪ 2019 Capex Budget Estimates ▪ 17% Upgrades and Expansion of Acquired Territories ▪ 22% Network Expansion ▪ 27% Network Capacity ▪ 21% Network Maintenance ▪ 13% Success - Based ▪ 2019 budgeted Wireless Capex decrease of $22 million year over year driven by 2018 equipment purchases for new 2019 cell sites and completion of one - time spend in 2018 related to nTelos upgrades/integration. ▪ 2019 budgeted increase in Cable segment Capex driven by continued investment in the Company's rural broadband investment thesis, FTTT projects and success - based capital in support of the commercial fiber business.

28 Q&A

29 Appendix

30 Wireless Network Expansion Effective February 1,2018 New Expansion Markets ▪ 1.1 million Market POPs ▪ 0.6 million Covered POPs ▪ 0.2 million optional expansion POPs ▪ 54 thousand total subscribers ▪ 105 CDMA base stations (sites)

31 Average Monthly Billed Revenue per Subscriber - Postpaid and Prepaid * Represents a quarterly average ** Average monthly billed revenue per subscriber = (billed revenue excluding write - offs*1,000) / average subscribers / 3 months ($ in thousands, except subscribers and revenue per subscriber amounts) Q4'18 Q4'17 Postpaid billings $ 97,005 $ 91,260 Adjustment for write - offs 5,695 6,277 Postpaid billings excluding write - offs $ 102,700 $ 97,537 Average postpaid subscribers* 787,937 731,279 Average monthly billed revenue per postpaid subscriber** $ 43.45 $ 44.46 Prepaid billings $ 28,746 $ 25,203 Average prepaid subscribers* 256,416 224,288 Average monthly billed revenue per prepaid subscriber** $ 37.37 $ 37.46

32 Wireless - ARPU Trend Postpaid ARPU Prepaid ARPU

33 Wireless - Network Statistics at December 31, 2018 Wireless Network Statistics Cell sites Sites with 2nd LTE carrier 1,243 Sites with three carriers, including a 2nd carrier @ 1900 MHz 550 Sites with 2.5 GHz LTE 457 Sites with LTE 1,853 % of sites with LTE capabilities 99.7 % Traffic % LTE traffic 98.56 % Data usage increase (Q over Q) 3.25 % Avg LTE speeds (Mbps) 10.1 Avg data usage per subscriber (GB) 11.8 Dropped call rate 0.34 % Blocked call rate 0.13%

34 QTD Fiber and Tower Highlights ▪ Cable and Wireline external commercial fiber lease revenue is down 1.8% from Q4'17 ▪ 208 towers generated $3.0 million of Tower revenue in Q4'18, up slightly from Q4'17 . QTD Mobile Tower Revenue (in millions) QTD Mobile Tower OIBDA (in millions) QTD Fiber Lease Revenue (in millions) Q4'17 Q4'18 Operating income $ 1.4 $ 0.9 Deprec. and Amort. 0.5 1.0 Adjusted OIBDA $ 1.9 $ 1.9

35 Cable - Non - GAAP Financial Measure Average Revenue * Represents a quarterly average **ARPU calculation = (video, broadband & voice revenue * 1,000) / average subscribers / 3 months ($ in thousands, except subscriber and per subscriber amounts) Q4'18 Q4'17 Service revenue $ 27,443 $ 25,452 Fiber, FUSC, pass - through, and other 2,196 2,079 Internal revenue 485 456 Video, internet and voice revenue 30,124 27,987 Other miscellaneous revenue 2,775 2,510 Total operating revenue $ 32,899 $ 30,497 Average Subscribers* Revenue generating units (RGUs) 134,887 133,142 Average customer relationships 79,845 77,899 Average Revenue Per User (ARPU)** Revenue generating units (RGUs) $ 74.44 $ 70.07 Customer relationships $ 125.76 $ 119.76

36 Cable - Metrics As of December 31, 2018 2017 Homes passed 185,133 184,910 Total revenue generating units 135,145 133,086 Customer relationships 80,114 77,828 RGUs per customer relationship 1.69 1.71 Video Revenue generating units 43,600 46,613 Penetration 23.6% 25.2 % Digital video RGUs 78.8% 76.2 % Broadband Revenue generating units 68,179 63,918 Penetration 36.8% 34.6 % Voice Revenue generating units 23,366 22,555 Penetration 12.6% 12.4%